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                                                                    EXHIBIT 23-A

                         INDEPENDENT AUDITORS' CONSENT


We consent to the use in Amendment No. 1 to this Registration Statement No. 333-01037 of Digicon Inc. on Form S-2 of our report dated October 12, 1995, appearing in the Prospectus, which is part of this Registration Statement.


We also consent to the reference to us under the heading "Experts" in such Prospectus.

DELOITTE & TOUCHE LLP

Houston, Texas

March 5, 1996